UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 9, 2025
Date of Report (Date of earliest event reported)
________________________________________________________
QT Imaging Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTI[1]	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

________________________

1QT Imaging Holdings, Inc. (the “Company”) has received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it has commenced proceedings to delist the Company’s common (ticker symbol: QTI) from Nasdaq, and suspended trading in the Company’s common stock pending the completion of such proceedings. As a result, effective January 28, 2025, the Company’s common stock commenced trading in the over-the-counter market under the symbol “QTIH”, and the trading of the common stock was upgraded to the OTCQB Venture Market on March 11, 2025.

Item 1.01     Entry into a Definitive Material Agreement
QT Imaging Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated April 9, 2025 (the “Securities Purchase Agreement”), by and between the Company, on the one hand, and Dr. Avi Katz, the Chairman of the Company’s Board of Directors, and Dr. Raluca Dinu, the Chief Executive Officer and a member of the Company’s Board of Directors, on the other hand, (together, the “Purchasers”) for a private placement (the “Private Placement”) of securities. At the closing of the Private Placement, the Company will issue (i) 784,929 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and (ii) a Common Stock Purchase Warrant (the “Warrant” and together with the Shares, the “Securities”) with a term of ten years from the initial exercise date to purchase up to an additional 1,569,858 shares of Common Stock (all of such shares issuable upon exercise of the Warrant, the “Warrant Shares”).
The purchase price of each Share is $0.637, which represents 110% of the volume weighted trading price for the Common Stock on April 9, 2025 (the “Per Share Purchase Price”), and the per share exercise price of the Warrant is $0.72. The aggregate gross proceeds to the Company from the Private Placement will be approximately $500,000, before deducting the offering expenses payable by the Company, which expenses consist solely of legal fees. The Company intends to use the net proceeds from the offering for working capital purposes.
Securities Purchase Agreement
The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers, and customary closing conditions, indemnification rights, and other obligations of the parties. The Private Placement is expected to close by April 24, 2025. Under the Securities Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Securities for working capital purposes and to not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement), or (b) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The Securities Purchase Agreement is governed by the laws of the State of New York.
The foregoing summary of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated in this Current Report on Form 8-K by reference.
Warrants
The Warrant will be exercisable for 1,569,858 shares of Common Stock at an exercise price of $0.72 per share, and be exercisable beginning 6 months after its issuance at the closing of the Private Placement and ending 10 years after such issuance.
The foregoing summary of the Warrant is qualified in its entirety by reference to the form of Warrant, a copy of which is attached as Exhibit B to Exhibit 10.1 filed with this Current Report on Form 8-K, the terms of which are incorporated in this Current Report on Form 8-K by reference.
Registration Rights Agreement
In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers, dated April 9, 2024 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) with the Securities Exchange Commission (the “SEC”) no later than the 30th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than the 60th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 90th day following the date of the Registration Rights Agreement.
Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the Purchasers from reselling the Securities for more than ten consecutive calendar days or more than an aggregate of twenty calendar days during any twelve-month period, the Company is obligated to pay to the Purchasers, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.5% multiplied by the aggregate subscription amount paid by the Purchaser pursuant to the Securities Purchase Agreement.

All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Shares or Warrant Shares are sold pursuant to a registration statement.
The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, the terms of which are incorporated in this Current Report on Form 8-K by reference.

Item 3.02 Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 related to the Securities is hereby incorporated by reference into this Item 3.02. The Securities are being sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 8.01 Other Events.
On April 10, 2025, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the closing of the Private Placement, the intended use of proceeds from the Private Placement, the filing of a registration statement covering the resale of the Securities, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses (whether or not identified herein) made by the management of the Company in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the Company to sell and deploy the QT Imaging Breast Acoustic CT™ Scanner; the ability to extend product offerings into new areas or products; the ability to commercialize technology; unexpected occurrences that deter the full documentation and “bring to market” plan for products; trends and fluctuations in the industry; changes in demand and purchasing volume of customers; unpredictability of suppliers; the ability to attract and retain qualified personnel and the ability to move product sales to production levels; changes in domestic and foreign business, market, financial, political, and legal conditions; the uncertainty of projected financial information; delays caused by factors outside of our control; changes in our ability to successfully receive purchase orders and generate revenue under our existing contracts with partners and distributors; our ability to realize the benefits of the strategic partnerships; the identified material weakness in our internal controls over financial reporting (including the timeline to remediate the material weakness); the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to obtain and access financing in the future; our ability to pay our debt obligations as they come due; and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated April 9, 2025, by and between QT Imaging Holdings, Inc. and the Purchasers.
10.2	Registration Rights Agreement, dated April 9, 2025, by and between QT Imaging Holdings, Inc. and the Purchasers.
99.1	Press Release, dated April 10, 2025
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because such portions are not material and are the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of the exhibit, or any section thereof, to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 10, 2025	QT Imaging Holdings, Inc.
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer